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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 13, 2000




                                PJ AMERICA, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-21587                 61-1308435
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                               2300 Resource Drive
                            Birmingham, Alabama 35242
                    (Address of principal executive offices)


                                 (205) 981-2800
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

On December 7, 2000, PJ America, Inc., a Delaware Corporation (the "Company") announced that it plans to take a pretax charge in its fourth quarter ending December 31, 2000. This impairment charge is in accordance with FAS121 and is estimated to be between $8 million to $10 million.

The Company also announced that it anticipates opening approximately six restaurants in 2001.





Exhibit No.       Description of Exhibit
-----------       ----------------------
    99            PJ America, Inc. Press Release dated December 7, 2000
                  announcing Fourth Quarter Charge and 2001 Development Plans.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PJ AMERICA, INC.




Date:  December 13, 2000                         By   /s/ D. Ross Davison
                                                    ---------------------------
                                                          D. Ross Davison
                                                 Vice President Administration,
                                                     Chief Financial Officer
                                                     And Treasurer (Principal
                                                         Financial Officer)